                                    EXHIBIT 1

  SUBJECT TO REVISION
  SERIES TERM SHEET DATED MARCH 13, 1997

                                  $392,795,000
              Credit Suisse First Boston Mortgage Securities Corp.,
                                    Depositor
                   Associates Housing Finance Services, Inc.,
                               Seller and Servicer
[LOGO]                  and a Wholly Owned Subsidiary of
                      Associates First Capital Corporation

ASSOCIATES MANUFACTURED HOUSING CONTRACT PASS-THROUGH CERTIFICATES, SERIES
1997-1

Attached is a preliminary Series Term Sheet describing the structure, collateral pool and certain aspects of the Associates Manufactured Housing Contract Pass-Through Certificates, Series 1997-1. The Series Term Sheet has been prepared by Associates Housing Finance Services, Inc. for informational purposes only and is subject to modification or change. The information and assumptions contained therein are preliminary and will be superseded by a prospectus supplement and by any other additional information subsequently filed with the Securities and Exchange Commission or incorporated by reference in the Registration Statement.

Neither Credit Suisse First Boston, Goldman, Sachs & Co. nor any of their respective affiliates makes any representation as to the accuracy or completeness of any of the information set forth in the attached Series Term Sheet. This cover sheet is not part of the Series Term Sheet.

A REGISTRATION STATEMENT (INCLUDING A BASE PROSPECTUS) RELATING TO CERTAIN ABS MORTGAGE AND MANUFACTURED HOUSING CONTRACT PASS-THROUGH CERTIFICATES, INCLUDING THE ASSOCIATES MANUFACTURED HOUSING CONTRACT PASS-THROUGH CERTIFICATES, SERIES 1997-1, HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION AND HAS BEEN DECLARED EFFECTIVE. THE FINAL PROSPECTUS SUPPLEMENT RELATING TO THE SECURITIES WILL BE FILED AFTER THE SECURITIES HAVE BEEN PRICED AND ALL OF THE TERMS AND INFORMATION ARE FINALIZED. THIS COMMUNICATION IS NOT AN OFFER TO SELL OR THE SOLICITATION OF AN OFFER TO BUY NOR SHALL THERE BE ANY SALE OF THE SECURITIES IN ANY STATE IN WHICH SUCH OFFER, SOLICITATION OR SALE WOULD BE UNLAWFUL PRIOR TO REGISTRATION OR QUALIFICATION UNDER THE SECURITIES LAWS OF ANY SUCH STATE. INTERESTED PERSONS ARE REFERRED TO THE FINAL PROSPECTUS AND PROSPECTUS SUPPLEMENT TO WHICH THE SECURITIES RELATE. ANY INVESTMENT DECISION SHOULD BE BASED ONLY UPON THE INFORMATION IN THE FINAL PROSPECTUS AND PROSPECTUS SUPPLEMENT AS OF THEIR PUBLICATION DATES.


Credit Suisse First Boston                                 Goldman, Sachs & Co.

         This Series Term Sheet will be superseded in its entirety by the information appearing in the Prospectus Supplement, the Prospectus and the Series 1997-1 Pooling and Servicing Agreement to be dated as of March 1, 1997, among Credit Suisse First Boston Mortgage Securities Corp., as Depositor, Associates Housing Finance Services, Inc., as Seller and Servicer, and The First National Bank of Chicago, as Trustee.

The Securities.............The Certificates will consist of seven classes (each, a "Class") of senior Certificates (collectively, the "Class A Certificates" or the "Senior Certificates") and four Classes of subordinate Certificates (respectively, the "Class M Certificates," the "Class B-1 Certificates," the "Class B-2 Certificates" and the "Class R Certificates," and collectively, the "Subordinate Certificates"), as follows:

                                                 Initial Certificate    Pass-Through
         Class                                   Principal Balance(1)      Rate
         -----                                   --------------------   ------------
Class A-1 Certificates .....................         $22,679,000           . %(2)
Class A-2 Certificates .....................         $70,624,000           . %(3)
Class A-3 Certificates .....................         $67,613,000           . %(3)
Class A-4 Certificates .....................         $63,247,000           . %(3)
Class A-5 Certificates .....................         $28,451,000           . %(3)
Class A-6 Certificates .....................         $54,932,000           . %(3)
Class A-7 Certificates .....................         $30,299,000           . %(3)
Class M Certificates .......................         $27,475,000           . %(4)
Class B-1 Certificates .....................         $27,475,000           . %(4)
Class B-2 Certificates .....................         $14,247,292           . %(4)
Class R Certificates (5)

                           (1) The aggregate initial principal balance of the Certificates may be increased or decreased by up to 5%. Any such increase or decrease may be allocated disproportionately among the Classes of Certificates. Accordingly, any investor's commitments with respect to the Certificates may be increased or decreased correspondingly.

                           (2) Computed on the basis of a 360-day year and the actual number of days in each interest accrual period.

                           (3) Computed on the basis of a 360-day year of twelve 30-day months.

                           (4) The lesser of (i) the specified rate per annum, computed on the basis of a 360-day year of twelve 30-day months, or (ii) the Weighted Average Net Contract Rate for the related Distribution Date.

                           (5) The Class R Certificates will have no Certificate Principal Balance and will not bear interest.

Distribution Dates.........Generally, the fifteenth day of each month, commencing April 15, 1997 (each, a "Distribution Date").

Distributions..............Distributions to Certificateholders generally will be applied first to the payment of interest, second to the payment of any unpaid principal and third, if any principal is then due, to the payment of principal of the related Class of Certificates. The principal amounts generally will be distributed to the extent of the Available Distribution Amount after payment of interest and interest shortfalls on the Certificates, first to the Senior Certificateholders and then to each Class of Subordinate Certificates based on their respective priorities (i.e., first to the Class M Certificateholders, then to the Class B-1 Certificateholders, then to the Class B-2 Certificateholders and, after any remaining amounts have been paid as described in the Prospectus Supplement, to the Class R Certificateholders).

Subordination of the
 Subordinate Certificates..The rights of the Class M Certificateholders to receive distributions of amounts collected on or in respect of the Contracts will be subordinated to such rights of the Senior Certificateholders. Interest and interest shortfalls on the Class M Certificates will not be subordinated to principal payments on the Senior Certificates.

                           The rights of holders of the Class B Certificates and Class R Certificates to receive distributions of amounts collected on or in respect of the Contracts similarly will be subordinated to such rights of the holders of the Class A and the Class M Certificates. Interest and interest shortfalls on the Class B Certificates will not be subordinated to principal payments on either the Senior Certificates or the Class M Certificates.

Reserve Fund...............On the date of initial issuance (the "Closing Date"), a reserve fund (the "Reserve Fund") will be established with the Trustee for the exclusive benefit of the Certificateholders. The Reserve Fund will not be funded with any money on the Closing Date, but on each Distribution Date the Reserve Fund will be funded by certain excess interest collections on or in respect of the Contracts until the amount on deposit in the Reserve Fund equals 0.50% of the Cut-off Date Pool Balance (the "Reserve Fund Requirement").


Liquidity Accounts.........On the Closing Date, the Class M Liquidity Account,
                           the Class B-1 Liquidity Account and the Class B-2 Liquidity Account will be established with the Trustee for the Class M, Class B-1 and Class B-2 Certificateholders, respectively. The Liquidity Accounts will not be funded on the Closing Date and will be funded on each Distribution Date by certain excess interest collections on or in respect of the Contracts.


Class A-1 Final
 Distribution Account......On the Closing Date, an account (the "Class A-1 Final
                           Distribution Account") will be established with the Trustee for the exclusive benefit of the Class A-1 Certificateholders. If the Class A-1 Certificate Principal Balance has not been reduced to zero by the April 1998 Distribution Date, monies on deposit in the Class A-1 Final Distribution Account will be distributed to the Class A-1 Certificateholders. The Class A-1 Final Distribution Account will not be funded with any money on the Closing Date, but on each Distribution Date it will be funded by certain excess interest collections on or in respect of the Contracts until the amount on deposit therein equals the amount specified in the Series 1997-1 Pooling and Servicing Agreement.

Losses on Liquidated
 Contracts.................If the Available Distribution Amount (as defined in the Prospectus Supplement) for any Distribution Date is not sufficient to distribute an amount equal to the full Formula Principal Distribution Amount (as defined in the

                           Prospectus Supplement) for such Distribution Date to the Certificateholders, in addition to interest and interest shortfalls distributable to the Certificateholders, the aggregate Certificate Principal Balance will be greater than the Pool Balance. In such event, the amount of such deficiency (the "Liquidation Loss Amount") will be allocated first to the Class B-2 Certificates (the "Class B-2 Liquidation Loss Amount") to reduce the Class B-2 Adjusted Certificate Principal Balance. After the Class B-2 Adjusted Certificate Principal Balance has been reduced to zero, no additional Liquidation Loss Amounts will be allocated to the Class B-2 Certificates and any further Liquidation Loss Amounts will be allocated to reduce the Class B-1 Adjusted Certificate Principal Balance (a "Class B-1 Liquidation Loss Amount"). After the Class B-1 Adjusted Certificate Principal Balance has been reduced to zero, any further Liquidation Loss Amounts will be allocated to reduce the Class M Adjusted Certificate Principal Balance (a "Class M Liquidation Loss Amount"). Any such Liquidation Loss Amounts will be reduced on subsequent Distribution Dates to the extent that the related Available Distribution Amounts are sufficient to permit the distribution of principal due on the Certificates on prior Distribution Dates but not paid. In the event the Adjusted Certificate Principal Balance of a Class of Subordinate Certificates were to be reduced by a Liquidation Loss Amount, interest accruing on such Class will be calculated on such reduced Adjusted Certificate Principal Balance. On each Distribution Date, holders of Class M, Class B-1 and Class B-2 Certificates will be entitled to receive from the Available Distribution Amount for such Distribution Date (and with respect to interest, from amounts on deposit in the related Liquidity Account), one month's interest at the related Pass-Through Rate on the Adjusted Certificate Principal Balance of such Class. Additionally, such holders will be entitled to receive, prior to any distribution of principal on the related Class of Certificates, one month's interest at the related Pass-Through Rate on the Liquidation Loss Amount for such Class as of the immediately preceding Distribution Date (each, a "Liquidation Loss Interest Amount") and one month's interest at such Pass-Through Rate on any Liquidation Loss Interest Amount due on one or more prior Distribution Dates but not paid. The "Adjusted Certificate Principal Balance" of any Class of Subordinate Certificates on any Distribution Date will be its Certificate Principal Balance, less any Liquidation Loss Amount allocated to such Class on such Distribution Date. With respect to any Distribution Date and the Class M, Class B-1 or Class B-2 Certificates, such Class' Certificate Principal Balance for such Distribution Date shall equal the sum of such Class' Adjusted Certificate Principal Balance and such Class' Liquidation Loss Amount for such Distribution Date.

Advances...................For each Distribution Date, the Servicer will be obligated to make Advances in respect of the related Due Period to the extent of delinquent interest payments in respect of the Contracts. The Servicer will not advance the principal portion of any Monthly Payment that is not timely made. The Servicer will be required to make an Advance only to the extent that it determines such Advance will be recoverable from future payments and collections on or in respect of the related Contracts.

Final Scheduled
 Distribution Dates........To the extent not previously paid prior to such dates, the outstanding principal amount of (i) the Class A-1 Certificates will be payable on the April 1998 Distribution Date and (ii) each other Class of Certificates will be payable on the June 2028 Distribution Date (with respect to each Class of Certificates, the "Final Distribution Date").

Optional Termination.......The Depositor and the Servicer will each have the option to purchase from the Trust Fund all Contracts then outstanding and all other property in the Trust Fund on any Distribution Date after the first Distribution Date as of which the Pool Balance was less than 10% of the Cut-off Date Pool Balance.

                           If neither the Depositor nor the Servicer exercises its optional termination right within 90 days after such right can first be exercised, the Trustee shall solicit bids for the purchase of all Contracts then outstanding and all other property in the Trust Fund. In the event that satisfactory bids are received, the sale proceeds will be distributed to Certificateholders.

The Contracts..............The assets of the Trust will primarily consist of a pool (the "Pool") of fixed rate manufactured housing installment sales contracts and installment loan agreements (collectively, the "Contracts") secured by security interests in manufactured homes (the "Manufactured Homes"), financed or refinanced with the proceeds of the Contracts and, with respect to certain of the Contracts (the "Land-and-Home Contracts"), secured by liens on the real estate on which the related Manufactured Homes are located. The Contract Pool will consist of approximately 13,849 Contracts having an aggregate unpaid principal balance as of the Cut-off Date of approximately $407,042,292.37 (the "Cut-off Date Pool Balance"). Based on Cut-off Date Pool Balance, 86.66% of the Contracts are secured by Manufactured Homes which were new and 13.34% of the Contracts are secured by Manufactured Homes which were used. Based on Cut-off Date Pool Balance, approximately 26.90% of the Contracts as of the Cut-off Date are Actuarial Contracts and the remainder are Simple Interest Contracts. Each Contract bears interest at an annual percentage rate (an "APR") of at least 7.00% and not more than 16.00%. The weighted averaged APR of the Contracts as of the Cut-off

                           Date is approximately 11.33%. The Contracts have remaining terms to maturity as of the Cut-off Date of at least 16 months but not more than 360 months and original terms to maturity of at least 24 months but not more than 360 months. As of the Cut-off Date, the Contracts had a weighted average remaining term to maturity of approximately 254.95 months and a weighted average seasoning (calculated as the number of months from the contract date to the Cut-off Date) of approximately 26.69 months. The average outstanding principal balance of the Contracts as of the Cut-off Date was approximately $29,391.46. The Obligors under the Contracts had mailing addresses as of the Cut-off Date in 49 states, the District of Columbia and the territory of Puerto Rico. Based on Cut-off Date Pool Balance, approximately 9.05%, 8.43%, 8.16%, 7.75%, 6.89%, 6.54%, and 5.40% of such mailing addresses are located in Florida, North Carolina, Georgia, Texas, Oregon, California, and Nevada respectively. No other state represented more than 5.00% of the Cut-off Date Pool Balance. The final scheduled payment date on the Contract with the latest maturity is November 1, 2027. No Contract has an original loan-to-value ratio in excess of 100%. The Servicer will be required to cause to be maintained one or more standard hazard insurance policies with respect to each Manufactured Home (other than a Manufactured Home in repossession).


Certain Federal Income
 Tax Consequences..........For federal income tax purposes, the Trust Fund will be treated as a real estate mortgage investment conduit ("REMIC"). The Class A, Class M and Class B Certificates will constitute "regular interests" in the REMIC for federal income tax purposes. The Class R Certificates will be treated as the sole class of "residual interests" in the REMIC for federal income tax purposes.

ERISA Considerations.......A fiduciary of an employee benefit plan subject to the Employee Retirement Income Security Act of 1974, as amended ("ERISA"), or Section 4975 of the Internal Revenue Code of 1986, as amended (the "Code"), should carefully review with its legal advisors whether the purchase or holding of Class A-1, Class A-2, Class A-3, Class A-4, Class A-5, Class A-6 or Class A-7 Certificates could give rise to a transaction prohibited or not otherwise permissible under ERISA or the Code.

                           AN EMPLOYEE BENEFIT PLAN OR OTHER PLAN SUBJECT TO ERISA AND/OR SECTION 4975 OF THE CODE WILL NOT BE PERMITTED TO PURCHASE OR HOLD CLASS M OR CLASS B-1 CERTIFICATES UNLESS AN OPINION OF COUNSEL ACCEPTABLE TO THE TRUSTEE IS DELIVERED TO THE TRUSTEE.

Legal Investment
 Considerations............THE CERTIFICATES WILL NOT CONSTITUTE "MORTGAGE
                           RELATED SECURITIES" UNDER THE SECONDARY MORTGAGE MARKET ENHANCEMENT ACT OF 1984 ("SMMEA").

                           The Class A-1 Certificates have been structured to be eligible securities for purchase by money market funds under Rule 2a-7 under the Investment Company Act of 1940, as amended. Money market funds should consult their legal advisors regarding an investment in the Class A-1 Certificates.

Rating.....................It is a condition to issuance that Moody's Investors
                           Service, Inc. ("Moody's"), Fitch Investors Service, L.P. ("Fitch") and Standard & Poor's Ratings Services, a division of The McGraw-Hill Companies, Inc. ("Standard & Poor's" and, together with Moody's and Fitch, the Rating Agencies") respectively rate
                           (i) the Class A-1 Certificates "P-1," "F-1" and "A-1+", (ii) the Class A-2, Class A-3, Class A-4, Class A-5, Class A-6 and Class A-7 Certificates "Aaa," "AAA" and "AAA", (iii) the Class M Certificates at least "Aa3," "AA" and "AA" and (iv) the Class B-1 Certificates at least "Baa2," "BBB" and "BBB."

DELINQUENCY, LOAN LOSS AND REPOSSESSION EXPERIENCE

         The following table sets forth the delinquency experience for the periods indicated of the portfolio of conventional manufactured housing contracts serviced by Associates Housing Finance Services, Inc ("AHFS") and, prior to March 1, 1997, Ford Consumer Finance Company, Inc. ("FCFC"). Effective March 1, 1997, FCFC, a wholly owned subsidiary of Associates Corporation of North America ("ACONA"), transferred all of the manufactured home related loans in its portfolio, including the servicing thereof, to AHFS. Both AHFS and ACONA are wholly owned subsidiaries of Associates First Capital Corporation ("AFCC"). All of the Contracts in the Trust will be conventional Contracts, meaning that they are not insured or guaranteed by any governmental agency.

                             DELINQUENCY EXPERIENCE


                                                                 AT DECEMBER 31,                             AT
                                             -------------------------------------------------------     JAN. 31,
                                              1992        1993         1994        1995        1996        1997
                                             ------      ------       ------      ------      ------     --------
Number of Contracts Outstanding (1)......    41,324      49,795       58,685      65,482      74,816      75,512
Number of Contracts Delinquent (2):
     30-59 Days..........................       416         415          610         802       1,000         845
     60-89 Days..........................       161         141          168         207         286         267
     90 Days or More.....................       252         240          263         306         437         431
Total Contracts Delinquent                      829         796        1,041       1,315       1,723       1,543
Delinquencies as a Percentage of
     Contracts Outstanding ..............      2.01%       1.60%        1.77%       2.01%       2.30%       2.04%


(1) Includes contracts previously sold in connection with securitization which are being serviced by AHFS, but excludes contracts already in repossession.

(2) The period of delinquency is based on the number of days payments are contractually past due (assuming 30-day months). Consequently, a contract due on the first day of a month is not 30 days delinquent until the first day of the next month.

         The following table sets forth the loan loss and repossession experience for the periods indicated of the portfolio of conventional manufactured housing contracts serviced by AHFS (or, prior to March 1, 1997, by FCFC).

                        LOAN LOSS/REPOSSESSION EXPERIENCE
                             (DOLLARS IN THOUSANDS)

                                                                                                                      ONE
                                                                                                                     MONTH
                                                             YEAR ENDED DECEMBER 31,                                 ENDED
                                     ------------------------------------------------------------------------       JAN. 31,
                                       1992           1993            1994            1995            1996            1997
                                     --------      ----------      ----------      ----------      ----------      ----------
Number of Contracts Serviced (1) .     41,579          50,060          58,979          65,746          75,128          75,846
Principal Balance of Contracts
     Serviced (1) ................   $796,401      $1,025,554      $1,318,191      $1,592,868      $2,045,777      $2,081,023
Contract Liquidations (2) ........       2.21%           2.10%           2.17%           2.46%           2.78%           0.24%
Net Losses:
     Dollars (3) .................   $  6,454      $    7,655      $    9,512      $   14,293      $   20,090      $    1,970
     Percentage (4) ..............       0.81%           0.75%           0.72%           0.90%           0.98%           0.09%

----------

(1) As of period end. Includes contracts previously sold in connection with securitization which are being serviced by AHFS and contracts already in repossession.

(2) As a percentage of the total number of contracts being serviced as of period end.

(3) The calculation of net loss includes unpaid interest to the date of repossession and all expenses of repossession and liquidation.

(4) As a percentage of the principal balance of contracts being serviced as of period end.

         The data presented in the foregoing tables are for illustrative purposes only and there is no assurance that the delinquency, loan loss or repossession experience of the Contracts will be similar to that set forth above. The delinquency, loan loss and repossession experience of manufactured housing contracts historically has been sharply affected by a downturn in regional or local economic conditions. These regional or local economic conditions are often volatile, and no predictions can be made regarding future economic conditions in any particular area. These downturns have tended to increase the severity of loss on repossession because of the increased supply of used manufactured homes, which in turn may affect the supply in other regions.

               GEOGRAPHICAL DISTRIBUTION OF MANUFACTURED HOMES(1)

                          NUMBER      PERCENTAGE OF       AGGREGATE            PERCENTAGE OF
                            OF          NUMBER OF     PRINCIPAL BALANCE      CUT-OFF DATE POOL
GEOGRAPHIC LOCATION     CONTRACTS       CONTRACTS        OUTSTANDING         PRINCIPAL BALANCE
-------------------     ---------     -------------   -----------------      -----------------
Alabama ............      1,070            7.73%       $ 15,111,104.61             3.71%
Alaska .............         14            0.10             469,057.66             0.12
Arizona ............        121            0.87           6,519,023.54             1.60
Arkansas ...........         54            0.39           1,563,677.01             0.38
California .........        561            4.05          26,623,169.70             6.54
Colorado ...........         45            0.32           2,545,884.01             0.63
Connecticut ........          2            0.01              26,067.54             0.01
Delaware ...........         17            0.12             867,016.53             0.21
Florida ............      1,468           10.60          36,827,389.62             9.05
Georgia ............      1,740           12.56          33,200,565.35             8.16
Hawaii .............          1            0.01              12,162.43             0.00
Idaho ..............        121            0.87           5,774,083.97             1.42
Illinois ...........         34            0.25           1,049,043.42             0.26
Indiana ............        279            2.01           6,809,148.89             1.67
Iowa ...............          9            0.06             245,900.19             0.06
Kansas .............         70            0.51           2,558,174.27             0.63
Kentucky ...........        511            3.69          12,628,757.91             3.10
Louisiana ..........        348            2.51          12,065,603.24             2.96
Maine ..............          1            0.01              50,107.09             0.01
Maryland ...........         29            0.21             815,295.84             0.20
Massachusetts ......          2            0.01              36,012.90             0.01
Michigan ...........        516            3.73          14,730,639.74             3.62
Minnesota ..........          7            0.05             312,420.04             0.08
Mississippi ........        227            1.64           5,420,367.27             1.33
Missouri ...........        164            1.18           6,508,951.58             1.60
Montana ............         17            0.12             797,029.54             0.20
Nebraska ...........          1            0.01              23,767.00             0.01
Nevada .............        390            2.82          21,970,870.35             5.40
New Hampshire ......          2            0.01              94,805.29             0.02
New Jersey .........         11            0.08             274,505.47             0.06
New Mexico .........        176            1.27           8,749,318.27             2.15
New York ...........         98            0.71           5,181,595.68             1.27
North Carolina .....      1,549           11.18          34,333,847.27             8.43
Ohio ...............        670            4.84          14,740,222.93             3.62
Oklahoma ...........        283            2.04          10,027,367.67             2.46
Oregon .............        497            3.59          28,045,491.66             6.89
Pennsylvania .......         90            0.65           3,187,233.94             0.78
Puerto Rico ........          1            0.01               7,107.07             0.00
Rhode Island .......          1            0.01              17,318.64             0.00
South Carolina .....      1,007            7.27          20,340,680.39             5.00
South Dakota .......          7            0.05             314,488.18             0.08
Tennessee ..........        194            1.40           4,729,424.21             1.16
Texas ..............        771            5.57          31,536,841.71             7.75
Utah ...............         43            0.31           2,004,282.63             0.49
Vermont ............          3            0.02             237,596.63             0.06
Virginia ...........        229            1.65           5,210,019.26             1.28
Washington .........        306            2.21          18,622,482.96             4.58
Washington DC ......          1            0.01              12,296.66             0.00
West Virginia ......         37            0.27             927,698.28             0.23
Wisconsin ..........         22            0.16           1,041,078.82             0.26
Wyoming ............         17            0.12           1,065,584.44             0.26
Other ..............         15            0.11             806,713.07             0.20
                         ------          ------        ---------------           ------
     Total .........     13,849          100.00%       $407,042,292.37           100.00%
                         ======          ======        ===============           ======

----------
(1) Based on the mailing address of the Obligors under the related Contracts as of the Cut-off Date.

                      YEARS OF ORIGINATION OF CONTRACTS (1)

                                       PERCENTAGE OF   AGGREGATE PRINCIPAL     PERCENTAGE OF
                          NUMBER OF      NUMBER OF           BALANCE         CUT-OFF DATE POOL
YEAR OF ORIGINATION       CONTRACTS      CONTRACTS         OUTSTANDING       PRINCIPAL BALANCE
-------------------       ---------    -------------   -------------------   -----------------
    1985 ..........          749            5.41%        $  6,508,264.70           1.60%
    1986 ..........          711            5.13            6,922,159.22           1.70
    1987 ..........          420            3.03            4,963,519.94           1.22
    1988 ..........          720            5.20            9,649,807.46           2.37
    1989 ..........        1,863           13.45           27,425,607.79           6.74
    1990 ..........        1,533           11.07           24,821,124.91           6.10
    1991 ..........          926            6.69           15,056,459.74           3.70
    1992 ..........          158            1.14            2,644,207.73           0.65
    1993 ..........           20            0.14              389,791.39           0.10
    1994 ..........           48            0.35            1,393,519.52           0.34
    1995 ..........          775            5.60           37,683,191.33           9.26
    1996 ..........        5,008           36.16          230,746,381.32          56.69
    1997 ..........          918            6.63           38,838,257.32           9.54
                          ------          ------         ---------------         ------
         Total ....       13,849          100.00%        $407,042,292.37         100.00%
                          ======          ======         ===============         ======

----------
(1) Based on the date on which interest begins to accrue on the Contract.


                            ORIGINAL CONTRACT AMOUNTS

                                                 PERCENTAGE OF       AGGREGATE PRINCIPAL           PERCENTAGE OF
                                  NUMBER OF        NUMBER OF               BALANCE               CUT-OFF DATE POOL
ORIGINAL CONTRACT AMOUNT          CONTRACTS        CONTRACTS             OUTSTANDING             PRINCIPAL BALANCE
---------------------------       ---------      -------------       -------------------         -----------------
$   5,000.01 - $  10,000.00            61               0.44%          $    467,538.64                  0.11%
$  10,000.01 - $  15,000.00         1,561              11.27             14,219,223.65                  3.49
$  15,000.01 - $  20,000.00         3,247              23.45             40,090,092.19                  9.85
$  20,000.01 - $  25,000.00         1,952              14.09             33,204,242.20                  8.16
$  25,000.01 - $  30,000.00         1,380               9.96             31,895,628.44                  7.84
$  30,000.01 - $  35,000.00         1,144               8.26             34,120,367.07                  8.38
$  35,000.01 - $  40,000.00           831               6.00             29,993,636.50                  7.37
$  40,000.01 - $  45,000.00           610               4.40             25,473,241.94                  6.26
$  45,000.01 - $  50,000.00           614               4.43             28,976,870.01                  7.12
$  50,000.01 - $  55,000.00           533               3.85             27,785,699.61                  6.83
$  55,000.01 - $  60,000.00           479               3.46             27,361,195.83                  6.72
$  60,000.01 - $  65,000.00           335               2.42             20,841,898.81                  5.12
$  65,000.01 - $  70,000.00           245               1.77             16,451,278.60                  4.04
$  70,000.01 - $  75,000.00           196               1.42             14,152,216.22                  3.48
$  75,000.01 - $  80,000.00           138               1.00             10,632,462.01                  2.61
$  80,000.01 - $  85,000.00           114               0.82              9,330,992.56                  2.29
$  85,000.01 - $  90,000.00            87               0.63              7,584,367.26                  1.86
$  90,000.01 - $  95,000.00            65               0.47              5,992,728.39                  1.47
$  95,000.01 - $ 100,000.00            55               0.40              5,354,210.09                  1.32
$100,000.01 and above........         202               1.46             23,114,402.35                  5.68
                                   ------             ------           ---------------                ------
     Total...................      13,849             100.00%          $407,042,292.37                100.00%
                                   ======             ======           ===============                ======

                                      APRs

                                                 PERCENTAGE OF                                  PERCENTAGE OF
                                 NUMBER OF         NUMBER OF        AGGREGATE PRINCIPAL       CUT-OFF DATE POOL
 APR                             CONTRACTS         CONTRACTS        BALANCE OUTSTANDING       PRINCIPAL BALANCE
 ---                             ---------       -------------      -------------------       -----------------
 7.000% -  8.000%...........          39               0.28%          $  2,805,621.82                 0.69%
 8.001% -  9.000%..........          334               2.41             23,078,309.31                 5.67
 9.001% - 10.000%...........       1,289               9.31             77,487,248.93                19.04
 10.001% - 11.000%..........       2,296              16.58            105,217,353.22                25.85
 11.001% - 12.000%..........       1,894              13.68             73,284,796.55                18.00
 12.001% - 13.000%..........         776               5.60             22,407,819.94                 5.51
 13.001% - 14.000%..........       5,298              38.26             80,004,430.93                19.66
 14.001% - 15.000%..........       1,783              12.87             21,399,053.22                 5.26
 15.001% - 16.000%..........         140               1.01              1,357,658.45                 0.34
                                  ------             ------           ---------------               ------
      Total.................      13,849             100.00%          $407,042,292.37               100.00%
                                  ======             ======           ===============               ======



                           REMAINING TERMS TO MATURITY

                                               PERCENTAGE OF                                PERCENTAGE OF
                                 NUMBER OF       NUMBER OF        AGGREGATE PRINCIPAL     CUT-OFF DATE POOL
REMAINING TERM                   CONTRACTS       CONTRACTS        BALANCE OUTSTANDING     PRINCIPAL BALANCE
--------------                   ---------     -------------      -------------------     -----------------
  14 -  72 months...........       2,457           17.74%           $ 23,403,732.58             5.75%
  73 -  84 months...........         852            6.15              11,431,256.17             2.81
  85 - 120 months...........       3,699           26.71              58,254,014.61            14.31
 121 - 156 months...........         314            2.27               6,509,993.07             1.60
 157 - 180 months...........         873            6.30              24,204,675.96             5.95
 181 - 240 months...........       1,071            7.73              35,396,049.14             8.70
 241 - 300 months...........       2,052           14.82              90,016,206.77            22.11
 301 - 360 months...........       2,531           18.28             157,826,364.07            38.77
                                  ------          ------            ---------------           ------
   Total....................      13,849          100.00%           $407,042,292.37           100.00%
                                  ======          ======            ===============           ======

         Certain information concerning the original loan-to-value ratios for the Contracts is not maintained by AHFS in its computer systems. As a result, in order to compile the data contained in the following table, information was manually collected from 519 Contract files constituting a random sample from which 500 files were examined (after excluding Contracts relating to refinancings) (the "Sample Pool"). All amounts set forth in the following table have been calculated based upon the Sample Pool Contracts (as defined below) as of the Cut-off Date. No assurance can be given that the characteristics of the Sample Pool Contracts are representative of the Contracts in the aggregate.

         The Contracts in the Sample Pool (the "Sample Pool Contracts") consist of 500 loans with an aggregate unpaid principal balance as of the Cut-off Date of $14,720,510.26. The weighted average loan-to-value ratio at the time of origination of the Sample Pool Contracts was approximately 90.33%. "Value" in such calculation will be equal to the sum of the down payment (which includes the value of any trade-in unit), the original amount financed on the related Contract, which may include sales and other taxes, and, in the case of a Land-and-Home Contract, the value of the land securing the Contract as appraised by an independent appraiser.


                        ORIGINAL LOAN-TO-VALUE RATIOS(1)

                                                 PERCENTAGE OF                                  PERCENTAGE OF
      ORIGINAL                  NUMBER OF          NUMBER OF         AGGREGATE PRINCIPAL      CUT-OFF DATE POOL
LOAN-TO-VALUE RATIO             CONTRACTS          CONTRACTS         BALANCE OUTSTANDING      PRINCIPAL BALANCE
-------------------             ---------        -------------       -------------------      -----------------
Less than 65.499%............        8               1.60%             $   208,751.37                1.42%
65.500% - 70.499%............        1               0.20                    6,228.70                0.04
70.500% - 75.499%............       11               2.20                  249,312.49                1.69
75.500% - 80.499%............       39               7.80                  962,128.49                6.54
80.500% - 85.499%............       58              11.60                1,387,770.57                9.43
85.500% - 90.499%............      202              40.40                4,142,539.48               28.14
90.500% - 95.499%............      149              29.80                6,513,330.69               44.25
95.500% or greater...........       32               6.40                1,250,448.47                8.49
                                   ---             ------              --------------              ------
     Total...................      500             100.00%             $14,720,510.26              100.00%
                                   ===             ======              ==============              ======

(1) The definition of "Value" is set forth above. Manufactured Homes, unlike site-built homes, generally depreciate in value, and it should generally be expected, especially with Contracts with high loan-to-value ratios at origination, that any time after the origination of a Contract, the market value of the related Manufactured Home may be lower than the outstanding principal balance of such Contract.

      ASSOCIATES MANUFACTURED HOUSING CONTRACT PASS-THROUGH CERTIFICATES,
                                  SERIES 1997-1
                         REVISED COMPUTATIONAL MATERIALS


BOND PROFILE SUMMARY

----------------------------------------------------------------------------------------------
    Class           Original       Coupon      Avg.        CBE        1st      Last       Mod.
    Name & Type        Par            %        Life       Yield       Pay       Pay       Dur.
----------------------------------------------------------------------------------------------
TO CALL
   A1  SENIOR      22,679,000       5.595      0.28       5.789       4/97     10/97      0.27
   A2  SENIOR      70,624,000       6.225      1.35       6.319      10/97      5/99      1.25
   A3  SENIOR      67,613,000       6.525      3.00       6.620       5/99      2/01      2.64
   A4  SENIOR      63,247,000       6.800      5.00       6.909       2/01      7/03      4.10
   A5  SENIOR      28,451,000       7.050      7.00       7.169       7/03     12/04      5.35
   A6  SENIOR      54,932,000       7.225     10.00       7.351      12/04     12/09      6.86
   A7  SENIOR      30,299,000       7.500     14.84       7.640      12/09      9/13      8.64
   M   AA MEZZ     27,475,000       7.600     16.48       7.740       9/13      9/13      9.08
   B1  BBB SUB     27,475,000       7.575      7.58       7.701      10/01      6/09      5.48
   B2  BB SUB      14,247,292       8.750     15.38        (3)        6/09      9/13      8.11
-----------------------------
TO MATURITY
   A7  SENIOR      30,299,000       7.500     14.91       7.640      12/09      7/14      8.66
   M   AA MEZZ     27,475,000       7.600     20.20       7.740       7/14      3/21      9.95
   B1  BBB SUB     27,475,000       7.575      7.58       7.701      10/01      6/09      5.48
   B2  BB SUB      14,247,292       8.750     21.07        (3)        6/09     10/26      8.97
----------------------------------------------------------------------------------------------

(1) Data assumes a prepayment speed of 150% MHP.

(2) Coupon and price are assumed for computational materials.

(3) Class B-2 Certificates are not offered.



The above analysis is not intended to be a prospectus and any investment decision with respect to the security should be made by you based solely upon all of the information contained in the final prospectus. Under no circumstances shall the information presented constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of the securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such jurisdiction. The securities may not be sold nor may an offer to buy be accepted prior to the delivery of a final prospectus relating to the securities. The above preliminary description of the underlying assets has been provided by the issuer and has not been independently verified by Credit Suisse First Boston. All information described above is preliminary, limited in nature and subject to completion or amendment. Credit Suisse First Boston makes no representations that the above referenced security will actually perform as described in any scenario presented.

[CREDIT SUISSE/FIRST BOSTON LOGO]

       ASSOCIATES MANUFACTURED HOUSING CONTRACT PASS-THROUGH CERTIFICATES,
                                  SERIES 1997-1
                         REVISED COMPUTATIONAL MATERIALS


BOND PROFILE SUMMARY

------------------------------------------------------------------------------
Percent of MHP:           0        75       100       150       200       300
------------------------------------------------------------------------------



 A1 SENIOR
 Price: 100-00      Coupon: 5.595                  Original Par:    22,679,000
 -----------------------------------------------------------------------------
 TO CALL
 Bond Yield:            5.76      5.78      5.79      5.79      5.79      5.80
 Average Life:          0.92      0.43      0.37      0.28      0.23      0.17
 Duration:              0.87      0.42      0.35      0.27      0.22      0.16
 First Prin Pay:        4/97      4/97      4/97      4/97      4/97      4/97
 Last Prin Pay:        12/98      1/98     12/97     10/97      9/97      7/97
 -----------------------------------------------------------------------------


 A2 SENIOR
 Price: 99-31+      Coupon: 6.225                  Original Par:    70,624,000
 -----------------------------------------------------------------------------
 TO CALL
 Bond Yield:            6.31      6.31      6.32      6.32      6.32      6.33
 Average Life:          3.92      2.03      1.74      1.35      1.10      0.80
 Duration:              3.35      1.84      1.59      1.25      1.03      0.75
 First Prin Pay:       12/98      1/98     12/97     10/97      9/97      7/97
 Last Prin Pay:         4/03      6/00      1/00      5/99     12/98      7/98
 -----------------------------------------------------------------------------


 A3 SENIOR
 Price: 99-31+      Coupon: 6.525                  Original Par:    67,613,000
 -----------------------------------------------------------------------------
 TO CALL
 Bond Yield:            6.62      6.62      6.62      6.62      6.62      6.62
 Average Life:          8.24      4.45      3.84      3.00      2.45      1.78
 Duration:              6.15      3.74      3.28      2.64      2.20      1.63
 First Prin Pay:        4/03      6/00      1/00      5/99     12/98      7/98
 Last Prin Pay:         8/08      1/03      3/02      2/01      6/00      7/99
 -----------------------------------------------------------------------------



The above analysis is not intended to be a prospectus and any investment decision with respect to the security should be made by you based solely upon all of the information contained in the final prospectus. Under no circumstances shall the information presented constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of the securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such jurisdiction. The securities may not be sold nor may an offer to buy be accepted prior to the delivery of a final prospectus relating to the securities. The above preliminary description of the underlying assets has been provided by the issuer and has not been independently verified by Credit Suisse First Boston. All information described above is preliminary, limited in nature and subject to completion or amendment. Credit Suisse First Boston makes no representations that the above referenced security will actually perform as described in any scenario presented.

[CREDIT SUISSE/FIRST BOSTON LOGO]

       ASSOCIATES MANUFACTURED HOUSING CONTRACT PASS-THROUGH CERTIFICATES,
                                  SERIES 1997-1
                         REVISED COMPUTATIONAL MATERIALS



BOND PROFILE SUMMARY

------------------------------------------------------------------------------
 Percent of MHP:           0        75       100       150       200       300
------------------------------------------------------------------------------


 A4 SENIOR
 Price: 99-30+      Coupon: 6.800                  Original Par:    63,247,000
 -----------------------------------------------------------------------------
 TO CALL
 Bond Yield:            6.90      6.91      6.91      6.91      6.91      6.92
 Average Life:         14.55      7.34      6.37      5.00      4.00      2.90
 Duration:              8.92      5.58      5.00      4.10      3.39      2.55
 First Prin Pay:        8/08      1/03      3/02      2/01      6/00      7/99
 Last Prin Pay:         1/15      9/06      2/05      7/03      3/02     10/00
 -----------------------------------------------------------------------------


 A5 SENIOR
 Price: 99-29+      Coupon: 7.050                  Original Par:    28,451,000
 -----------------------------------------------------------------------------
 TO CALL
 Bond Yield:            7.16      7.17      7.17      7.17      7.17      7.18
 Average Life:         18.95     10.83      9.09      7.00      5.60      3.87
 Duration:             10.13      7.33      6.49      5.35      4.48      3.28
 First Prin Pay:        1/15      9/06      2/05      7/03      3/02     10/00
 Last Prin Pay:         5/17      5/09      7/07     12/04      6/03      6/01
 -----------------------------------------------------------------------------


 A6 SENIOR
 Price: 99-28+      Coupon: 7.225                  Original Par:    54,932,000
 -----------------------------------------------------------------------------
 TO CALL
 Bond Yield:            7.34      7.35      7.35      7.35      7.35      7.36
 Average Life:         22.36     15.11     13.08     10.00      7.85      5.33
 Duration:             10.73      8.87      8.15      6.86      5.78      4.27
 First Prin Pay:        5/17      5/09      7/07     12/04      6/03      6/01
 Last Prin Pay:         6/21      8/15      7/13     12/09      4/07      1/04
 -----------------------------------------------------------------------------


The above analysis is not intended to be a prospectus and any investment decision with respect to the security should be made by you based solely upon all of the information contained in the final prospectus. Under no circumstances shall the information presented constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of the securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such jurisdiction. The securities may not be sold nor may an offer to buy be accepted prior to the delivery of a final prospectus relating to the securities. The above preliminary description of the underlying assets has been provided by the issuer and has not been independently verified by Credit Suisse First Boston. All information described above is preliminary, limited in nature and subject to completion or amendment. Credit Suisse First Boston makes no representations that the above referenced security will actually perform as described in any scenario presented.

[CREDIT SUISSE/FIRST BOSTON LOGO]

       ASSOCIATES MANUFACTURED HOUSING CONTRACT PASS-THROUGH CERTIFICATES,
                                  SERIES 1997-1
                         REVISED COMPUTATIONAL MATERIALS






BOND PROFILE SUMMARY

------------------------------------------------------------------------------
 Percent of MHP:           0        75       100       150       200       300
------------------------------------------------------------------------------



 A7 SENIOR
 Price: 99-26       Coupon: 7.500                  Original Par:    30,299,000
 -----------------------------------------------------------------------------
 TO CALL
 Bond Yield:            7.64      7.64      7.64      7.64      7.64      7.65
 Average Life:         25.81     20.48     18.49     14.84     11.93      8.07
 Duration:             11.03     10.11      9.66      8.64      7.60      5.83
 First Prin Pay:        6/21      8/15      7/13     12/09      4/07      1/04
 Last Prin Pay:         1/24      3/19      4/17      9/13      9/10     11/06
 ---------------------------
 TO MATURITY
 Bond Yield:            7.64      7.64      7.64      7.64      7.64      7.65
 Average Life:         25.85     20.54     18.55     14.91     11.99      8.07
 Duration:             11.04     10.12      9.67      8.66      7.62      5.84
 First Prin Pay:        6/21      8/15      7/13     12/09      4/07      1/04
 Last Prin Pay:         6/24     11/19      2/18      7/14      6/11      1/07
 -----------------------------------------------------------------------------


 M AA MEZZ
 Price: 99-26+      Coupon: 7.600                  Original Par:    27,475,000
 -----------------------------------------------------------------------------
 TO CALL
 Bond Yield:            7.74      7.74      7.74      7.74      7.74      7.75
 Average Life:         26.81     21.98     20.06     16.48     13.47      9.64
 Duration:             11.06     10.33      9.95      9.08      8.15      6.60
 First Prin Pay:        1/24      3/19      4/17      9/13      9/10     11/06
 Last Prin Pay:         1/24      3/19      4/17      9/13      9/10     11/06
 ---------------------------
 TO MATURITY
 Bond Yield:            7.74      7.74      7.74      7.74      7.74      7.75
 Average Life:         28.20     24.85     23.37     20.20     17.16     12.47
 Duration:             11.23     10.78     10.55      9.95      9.23      7.75
 First Prin Pay:        6/24     11/19      2/18      7/14      6/11      1/07
 Last Prin Pay:         5/26     12/24     12/23      3/21      8/18      6/13
 -----------------------------------------------------------------------------




The above analysis is not intended to be a prospectus and any investment decision with respect to the security should be made by you based solely upon all of the information contained in the final prospectus. Under no circumstances shall the information presented constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of the securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such jurisdiction. The securities may not be sold nor may an offer to buy be accepted prior to the delivery of a final prospectus relating to the securities. The above preliminary description of the underlying assets has been provided by the issuer and has not been independently verified by Credit Suisse First Boston. All information described above is preliminary, limited in nature and subject to completion or amendment. Credit Suisse First Boston makes no representations that the above referenced security will actually perform as described in any scenario presented.


[CREDIT SUISSE/FIRST BOSTON LOGO]

       ASSOCIATES MANUFACTURED HOUSING CONTRACT PASS-THROUGH CERTIFICATES,
                                  SERIES 1997-1
                         REVISED COMPUTATIONAL MATERIALS






BOND PROFILE SUMMARY

------------------------------------------------------------------------------
 Percent of MHP:           0        75       100       150       200       300
------------------------------------------------------------------------------



 B1 BBB SUB
 Price: 99-31       Coupon: 7.575                  Original Par:    27,475,000
 -----------------------------------------------------------------------------
 TO CALL
 Bond Yield:            7.70      7.70      7.70      7.70      7.70      7.70
 Average Life:         18.72     11.06      9.50      7.58      6.98      6.28
 Duration:              9.58      7.08      6.41      5.48      5.18      4.80
 First Prin Pay:       12/09      8/03     10/02     10/01     10/01     10/01
 Last Prin Pay:         1/21     10/14      7/12      6/09     11/07      1/06
 ---------------------------
 TO MATURITY
 Bond Yield:            7.70      7.70      7.70      7.70      7.70      7.70
 Average Life:         18.72     11.06      9.50      7.58      6.98      6.28
 Duration:              9.58      7.08      6.41      5.48      5.18      4.80
 First Prin Pay:       12/09      8/03     10/02     10/01     10/01     10/01
 Last Prin Pay:         1/21     10/14      7/12      6/09     11/07      1/06
 -----------------------------------------------------------------------------




The above analysis is not intended to be a prospectus and any investment decision with respect to the security should be made by you based solely upon all of the information contained in the final prospectus. Under no circumstances shall the information presented constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of the securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such jurisdiction. The securities may not be sold nor may an offer to buy be accepted prior to the delivery of a final prospectus relating to the securities. The above preliminary description of the underlying assets has been provided by the issuer and has not been independently verified by Credit Suisse First Boston. All information described above is preliminary, limited in nature and subject to completion or amendment. Credit Suisse First Boston makes no representations that the above referenced security will actually perform as described in any scenario presented.

[CREDIT SUISSE/FIRST BOSTON LOGO]

       ASSOCIATES MANUFACTURED HOUSING CONTRACT PASS-THROUGH CERTIFICATES,
                                  SERIES 1997-1
                         REVISED COMPUTATIONAL MATERIALS




 Percent of Principal Outstanding of Class A-1

 --------------------------------------------------------------------------------------------
 Percent of MHP:               0           75         100         150         200         300
 --------------------------------------------------------------------------------------------
 Initial Percent              100         100         100         100         100         100
 March 15, 1998                45           0           0           0           0           0
 March 15, 1999                 0           0           0           0           0           0
 March 15, 2000                 0           0           0           0           0           0
 March 15, 2001                 0           0           0           0           0           0
 March 15, 2002                 0           0           0           0           0           0
 March 15, 2003                 0           0           0           0           0           0
 March 15, 2004                 0           0           0           0           0           0
 March 15, 2005                 0           0           0           0           0           0
 March 15, 2006                 0           0           0           0           0           0
 March 15, 2007                 0           0           0           0           0           0
 March 15, 2008                 0           0           0           0           0           0
 March 15, 2009                 0           0           0           0           0           0
 March 15, 2010                 0           0           0           0           0           0
 March 15, 2011                 0           0           0           0           0           0
 March 15, 2012                 0           0           0           0           0           0
 March 15, 2013                 0           0           0           0           0           0
 March 15, 2014                 0           0           0           0           0           0
 March 15, 2015                 0           0           0           0           0           0
 March 15, 2016                 0           0           0           0           0           0
 March 15, 2017                 0           0           0           0           0           0
 March 15, 2018                 0           0           0           0           0           0
 March 15, 2019                 0           0           0           0           0           0
 March 15, 2020                 0           0           0           0           0           0
 March 15, 2021                 0           0           0           0           0           0
 March 15, 2022                 0           0           0           0           0           0
 March 15, 2023                 0           0           0           0           0           0
 March 15, 2024                 0           0           0           0           0           0
 March 15, 2025                 0           0           0           0           0           0
 March 15, 2026                 0           0           0           0           0           0
 March 15, 2027                 0           0           0           0           0           0

 Avg Life In Years:           0.9         0.4         0.4         0.3         0.2         0.2
---------------------------------------------------------------------------------------------


The above analysis is not intended to be a prospectus and any investment decision with respect to the security should be made by you based solely upon all of the information contained in the final prospectus. Under no circumstances shall the information presented constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of the securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such jurisdiction. The securities may not be sold nor may an offer to buy be accepted prior to the delivery of a final prospectus relating to the securities. The above preliminary description of the underlying assets has been provided by the issuer and has not been independently verified by Credit Suisse First Boston. All information described above is preliminary, limited in nature and subject to completion or amendment. Credit Suisse First Boston makes no representations that the above referenced security will actually perform as described in any scenario presented.

[CREDIT SUISSE/FIRST BOSTON LOGO]

       ASSOCIATES MANUFACTURED HOUSING CONTRACT PASS-THROUGH CERTIFICATES,
                                  SERIES 1997-1
                         REVISED COMPUTATIONAL MATERIALS






 Percent of Principal Outstanding of Class A-2

 --------------------------------------------------------------------------------------------
 Percent of MHP:                0          75         100         150         200         300
 --------------------------------------------------------------------------------------------
 Initial Percent              100         100         100         100         100         100
 March 15, 1998               100          93          85          71          56          27
 March 15, 1999                95          51          36           9           0           0
 March 15, 2000                72           9           0           0           0           0
 March 15, 2001                46           0           0           0           0           0
 March 15, 2002                25           0           0           0           0           0
 March 15, 2003                 1           0           0           0           0           0
 March 15, 2004                 0           0           0           0           0           0
 March 15, 2005                 0           0           0           0           0           0
 March 15, 2006                 0           0           0           0           0           0
 March 15, 2007                 0           0           0           0           0           0
 March 15, 2008                 0           0           0           0           0           0
 March 15, 2009                 0           0           0           0           0           0
 March 15, 2010                 0           0           0           0           0           0
 March 15, 2011                 0           0           0           0           0           0
 March 15, 2012                 0           0           0           0           0           0
 March 15, 2013                 0           0           0           0           0           0
 March 15, 2014                 0           0           0           0           0           0
 March 15, 2015                 0           0           0           0           0           0
 March 15, 2016                 0           0           0           0           0           0
 March 15, 2017                 0           0           0           0           0           0
 March 15, 2018                 0           0           0           0           0           0
 March 15, 2019                 0           0           0           0           0           0
 March 15, 2020                 0           0           0           0           0           0
 March 15, 2021                 0           0           0           0           0           0
 March 15, 2022                 0           0           0           0           0           0
 March 15, 2023                 0           0           0           0           0           0
 March 15, 2024                 0           0           0           0           0           0
 March 15, 2025                 0           0           0           0           0           0
 March 15, 2026                 0           0           0           0           0           0
 March 15, 2027                 0           0           0           0           0           0

 Avg Life In Years:           3.9         2.0         1.7         1.3         1.1         0.8
---------------------------------------------------------------------------------------------



The above analysis is not intended to be a prospectus and any investment decision with respect to the security should be made by you based solely upon all of the information contained in the final prospectus. Under no circumstances shall the information presented constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of the securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such jurisdiction. The securities may not be sold nor may an offer to buy be accepted prior to the delivery of a final prospectus relating to the securities. The above preliminary description of the underlying assets has been provided by the issuer and has not been independently verified by Credit Suisse First Boston. All information described above is preliminary, limited in nature and subject to completion or amendment. Credit Suisse First Boston makes no representations that the above referenced security will actually perform as described in any scenario presented.

[CREDIT SUISSE/FIRST BOSTON LOGO]

       ASSOCIATES MANUFACTURED HOUSING CONTRACT PASS-THROUGH CERTIFICATES,
                                  SERIES 1997-1
                         REVISED COMPUTATIONAL MATERIALS






 Percent of Principal Outstanding of Class A-3

 --------------------------------------------------------------------------------------------
 Percent of MHP:               0           75         100         150         200         300
 --------------------------------------------------------------------------------------------
 Initial Percent              100         100         100         100         100         100
 March 15, 1998               100         100         100         100         100         100
 March 15, 1999               100         100         100         100          81          27
 March 15, 2000               100         100          88          48          11           0
 March 15, 2001               100          65          40           0           0           0
 March 15, 2002               100          28           0           0           0           0
 March 15, 2003               100           0           0           0           0           0
 March 15, 2004                72           0           0           0           0           0
 March 15, 2005                44           0           0           0           0           0
 March 15, 2006                33           0           0           0           0           0
 March 15, 2007                20           0           0           0           0           0
 March 15, 2008                 6           0           0           0           0           0
 March 15, 2009                 0           0           0           0           0           0
 March 15, 2010                 0           0           0           0           0           0
 March 15, 2011                 0           0           0           0           0           0
 March 15, 2012                 0           0           0           0           0           0
 March 15, 2013                 0           0           0           0           0           0
 March 15, 2014                 0           0           0           0           0           0
 March 15, 2015                 0           0           0           0           0           0
 March 15, 2016                 0           0           0           0           0           0
 March 15, 2017                 0           0           0           0           0           0
 March 15, 2018                 0           0           0           0           0           0
 March 15, 2019                 0           0           0           0           0           0
 March 15, 2020                 0           0           0           0           0           0
 March 15, 2021                 0           0           0           0           0           0
 March 15, 2022                 0           0           0           0           0           0
 March 15, 2023                 0           0           0           0           0           0
 March 15, 2024                 0           0           0           0           0           0
 March 15, 2025                 0           0           0           0           0           0
 March 15, 2026                 0           0           0           0           0           0
 March 15, 2027                 0           0           0           0           0           0

 Avg Life In Years:           8.2         4.5         3.8         3.0         2.5         1.8
---------------------------------------------------------------------------------------------



The above analysis is not intended to be a prospectus and any investment decision with respect to the security should be made by you based solely upon all of the information contained in the final prospectus. Under no circumstances shall the information presented constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of the securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such jurisdiction. The securities may not be sold nor may an offer to buy be accepted prior to the delivery of a final prospectus relating to the securities. The above preliminary description of the underlying assets has been provided by the issuer and has not been independently verified by Credit Suisse First Boston. All information described above is preliminary, limited in nature and subject to completion or amendment. Credit Suisse First Boston makes no representations that the above referenced security will actually perform as described in any scenario presented.

[CREDIT SUISSE/FIRST BOSTON LOGO]

       ASSOCIATES MANUFACTURED HOUSING CONTRACT PASS-THROUGH CERTIFICATES,
                                  SERIES 1997-1
                         REVISED COMPUTATIONAL MATERIALS






 Percent of Principal Outstanding of Class A-4

 --------------------------------------------------------------------------------------------
 Percent of MHP:                0          75         100         150         200         300
 --------------------------------------------------------------------------------------------
 Initial Percent              100         100         100         100         100         100
 March 15, 1998               100         100         100         100         100         100
 March 15, 1999               100         100         100         100         100         100
 March 15, 2000               100         100         100         100         100          39
 March 15, 2001               100         100         100          92          46           0
 March 15, 2002               100         100          99          48           0           0
 March 15, 2003               100          91          61          11           0           0
 March 15, 2004               100          56          28           0           0           0
 March 15, 2005               100          27           0           0           0           0
 March 15, 2006               100           9           0           0           0           0
 March 15, 2007               100           0           0           0           0           0
 March 15, 2008               100           0           0           0           0           0
 March 15, 2009                90           0           0           0           0           0
 March 15, 2010                72           0           0           0           0           0
 March 15, 2011                56           0           0           0           0           0
 March 15, 2012                43           0           0           0           0           0
 March 15, 2013                29           0           0           0           0           0
 March 15, 2014                13           0           0           0           0           0
 March 15, 2015                 0           0           0           0           0           0
 March 15, 2016                 0           0           0           0           0           0
 March 15, 2017                 0           0           0           0           0           0
 March 15, 2018                 0           0           0           0           0           0
 March 15, 2019                 0           0           0           0           0           0
 March 15, 2020                 0           0           0           0           0           0
 March 15, 2021                 0           0           0           0           0           0
 March 15, 2022                 0           0           0           0           0           0
 March 15, 2023                 0           0           0           0           0           0
 March 15, 2024                 0           0           0           0           0           0
 March 15, 2025                 0           0           0           0           0           0
 March 15, 2026                 0           0           0           0           0           0
 March 15, 2027                 0           0           0           0           0           0

 Avg Life In Years:          14.6         7.3         6.4         5.0         4.0         2.9
---------------------------------------------------------------------------------------------


The above analysis is not intended to be a prospectus and any investment decision with respect to the security should be made by you based solely upon all of the information contained in the final prospectus. Under no circumstances shall the information presented constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of the securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such jurisdiction. The securities may not be sold nor may an offer to buy be accepted prior to the delivery of a final prospectus relating to the securities. The above preliminary description of the underlying assets has been provided by the issuer and has not been independently verified by Credit Suisse First Boston. All information described above is preliminary, limited in nature and subject to completion or amendment. Credit Suisse First Boston makes no representations that the above referenced security will actually perform as described in any scenario presented.

[CREDIT SUISSE/FIRST BOSTON LOGO]

       ASSOCIATES MANUFACTURED HOUSING CONTRACT PASS-THROUGH CERTIFICATES,
                                  SERIES 1997-1
                         REVISED COMPUTATIONAL MATERIALS






 Percent of Principal Outstanding of Class A-5

 --------------------------------------------------------------------------------------------
 Percent of MHP:                0          75         100         150         200         300
 --------------------------------------------------------------------------------------------
 Initial Percent              100         100         100         100         100         100
 March 15, 1998               100         100         100         100         100         100
 March 15, 1999               100         100         100         100         100         100
 March 15, 2000               100         100         100         100         100         100
 March 15, 2001               100         100         100         100         100          27
 March 15, 2002               100         100         100         100          98           0
 March 15, 2003               100         100         100         100          17           0
 March 15, 2004               100         100         100          48           0           0
 March 15, 2005               100         100          95           0           0           0
 March 15, 2006               100         100          52           0           0           0
 March 15, 2007               100          81          12           0           0           0
 March 15, 2008               100          43           0           0           0           0
 March 15, 2009               100           5           0           0           0           0
 March 15, 2010               100           0           0           0           0           0
 March 15, 2011               100           0           0           0           0           0
 March 15, 2012               100           0           0           0           0           0
 March 15, 2013               100           0           0           0           0           0
 March 15, 2014               100           0           0           0           0           0
 March 15, 2015                90           0           0           0           0           0
 March 15, 2016                47           0           0           0           0           0
 March 15, 2017                 5           0           0           0           0           0
 March 15, 2018                 0           0           0           0           0           0
 March 15, 2019                 0           0           0           0           0           0
 March 15, 2020                 0           0           0           0           0           0
 March 15, 2021                 0           0           0           0           0           0
 March 15, 2022                 0           0           0           0           0           0
 March 15, 2023                 0           0           0           0           0           0
 March 15, 2024                 0           0           0           0           0           0
 March 15, 2025                 0           0           0           0           0           0
 March 15, 2026                 0           0           0           0           0           0
 March 15, 2027                 0           0           0           0           0           0

 Avg Life In Years:          18.9        10.8         9.1         7.0         5.6         3.9
---------------------------------------------------------------------------------------------


The above analysis is not intended to be a prospectus and any investment decision with respect to the security should be made by you based solely upon all of the information contained in the final prospectus. Under no circumstances shall the information presented constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of the securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such jurisdiction. The securities may not be sold nor may an offer to buy be accepted prior to the delivery of a final prospectus relating to the securities. The above preliminary description of the underlying assets has been provided by the issuer and has not been independently verified by Credit Suisse First Boston. All information described above is preliminary, limited in nature and subject to completion or amendment. Credit Suisse First Boston makes no representations that the above referenced security will actually perform as described in any scenario presented.

[CREDIT SUISSE/FIRST BOSTON LOGO]

       ASSOCIATES MANUFACTURED HOUSING CONTRACT PASS-THROUGH CERTIFICATES,
                                  SERIES 1997-1
                         REVISED COMPUTATIONAL MATERIALS






 Percent of Principal Outstanding of Class A-6

 --------------------------------------------------------------------------------------------
 Percent of MHP:                0          75         100         150         200         300
 --------------------------------------------------------------------------------------------
 Initial Percent              100         100         100         100         100         100
 March 15, 1998               100         100         100         100         100         100
 March 15, 1999               100         100         100         100         100         100
 March 15, 2000               100         100         100         100         100         100
 March 15, 2001               100         100         100         100         100         100
 March 15, 2002               100         100         100         100         100          59
 March 15, 2003               100         100         100         100         100          23
 March 15, 2004               100         100         100         100          72           0
 March 15, 2005               100         100         100          91          40           0
 March 15, 2006               100         100         100          68          19           0
 March 15, 2007               100         100         100          48           1           0
 March 15, 2008               100         100          86          29           0           0
 March 15, 2009               100         100          67          12           0           0
 March 15, 2010               100          84          49           0           0           0
 March 15, 2011               100          65          32           0           0           0
 March 15, 2012               100          50          18           0           0           0
 March 15, 2013               100          35           4           0           0           0
 March 15, 2014               100          21           0           0           0           0
 March 15, 2015               100           6           0           0           0           0
 March 15, 2016               100           0           0           0           0           0
 March 15, 2017               100           0           0           0           0           0
 March 15, 2018                83           0           0           0           0           0
 March 15, 2019                60           0           0           0           0           0
 March 15, 2020                35           0           0           0           0           0
 March 15, 2021                 7           0           0           0           0           0
 March 15, 2022                 0           0           0           0           0           0
 March 15, 2023                 0           0           0           0           0           0
 March 15, 2024                 0           0           0           0           0           0
 March 15, 2025                 0           0           0           0           0           0
 March 15, 2026                 0           0           0           0           0           0
 March 15, 2027                 0           0           0           0           0           0

 Avg Life In Years:          22.4        15.1        13.1        10.0         7.9         5.3
---------------------------------------------------------------------------------------------


The above analysis is not intended to be a prospectus and any investment decision with respect to the security should be made by you based solely upon all of the information contained in the final prospectus. Under no circumstances shall the information presented constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of the securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such jurisdiction. The securities may not be sold nor may an offer to buy be accepted prior to the delivery of a final prospectus relating to the securities. The above preliminary description of the underlying assets has been provided by the issuer and has not been independently verified by Credit Suisse First Boston. All information described above is preliminary, limited in nature and subject to completion or amendment. Credit Suisse First Boston makes no representations that the above referenced security will actually perform as described in any scenario presented.

[CREDIT SUISSE/FIRST BOSTON LOGO]

       ASSOCIATES MANUFACTURED HOUSING CONTRACT PASS-THROUGH CERTIFICATES,
                                  SERIES 1997-1
                         REVISED COMPUTATIONAL MATERIALS






 Percent of Principal Outstanding of Class A-7

 --------------------------------------------------------------------------------------------
 Percent of MHP:                0          75         100         150         200         300
 --------------------------------------------------------------------------------------------
 Initial Percent              100         100         100         100         100         100
 March 15, 1998               100         100         100         100         100         100
 March 15, 1999               100         100         100         100         100         100
 March 15, 2000               100         100         100         100         100         100
 March 15, 2001               100         100         100         100         100         100
 March 15, 2002               100         100         100         100         100         100
 March 15, 2003               100         100         100         100         100         100
 March 15, 2004               100         100         100         100         100          89
 March 15, 2005               100         100         100         100         100          47
 March 15, 2006               100         100         100         100         100          19
 March 15, 2007               100         100         100         100         100           0
 March 15, 2008               100         100         100         100          73           0
 March 15, 2009               100         100         100         100          47           0
 March 15, 2010               100         100         100          93          25           0
 March 15, 2011               100         100         100          67           0           0
 March 15, 2012               100         100         100          46           0           0
 March 15, 2013               100         100         100          27           0           0
 March 15, 2014               100         100          84           0           0           0
 March 15, 2015               100         100          61           0           0           0
 March 15, 2016               100          85          40           0           0           0
 March 15, 2017               100          61          18           0           0           0
 March 15, 2018               100          40           0           0           0           0
 March 15, 2019               100           0           0           0           0           0
 March 15, 2020               100           0           0           0           0           0
 March 15, 2021               100           0           0           0           0           0
 March 15, 2022                77           0           0           0           0           0
 March 15, 2023                47           0           0           0           0           0
 March 15, 2024                 0           0           0           0           0           0
 March 15, 2025                 0           0           0           0           0           0
 March 15, 2026                 0           0           0           0           0           0
 March 15, 2027                 0           0           0           0           0           0

 Avg Life In Years:          25.8        20.5        18.5        14.8        11.9         8.1
---------------------------------------------------------------------------------------------



The above analysis is not intended to be a prospectus and any investment decision with respect to the security should be made by you based solely upon all of the information contained in the final prospectus. Under no circumstances shall the information presented constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of the securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such jurisdiction. The securities may not be sold nor may an offer to buy be accepted prior to the delivery of a final prospectus relating to the securities. The above preliminary description of the underlying assets has been provided by the issuer and has not been independently verified by Credit Suisse First Boston. All information described above is preliminary, limited in nature and subject to completion or amendment. Credit Suisse First Boston makes no representations that the above referenced security will actually perform as described in any scenario presented.

[CREDIT SUISSE/FIRST BOSTON LOGO]

       ASSOCIATES MANUFACTURED HOUSING CONTRACT PASS-THROUGH CERTIFICATES,
                                  SERIES 1997-1
                         REVISED COMPUTATIONAL MATERIALS






 Percent of Principal Outstanding of Class M

 --------------------------------------------------------------------------------------------
 Percent of MHP:                0          75         100         150         200         300
 --------------------------------------------------------------------------------------------
 Initial Percent              100         100         100         100         100         100
 March 15, 1998               100         100         100         100         100         100
 March 15, 1999               100         100         100         100         100         100
 March 15, 2000               100         100         100         100         100         100
 March 15, 2001               100         100         100         100         100         100
 March 15, 2002               100         100         100         100         100         100
 March 15, 2003               100         100         100         100         100         100
 March 15, 2004               100         100         100         100         100         100
 March 15, 2005               100         100         100         100         100         100
 March 15, 2006               100         100         100         100         100         100
 March 15, 2007               100         100         100         100         100           0
 March 15, 2008               100         100         100         100         100           0
 March 15, 2009               100         100         100         100         100           0
 March 15, 2010               100         100         100         100         100           0
 March 15, 2011               100         100         100         100           0           0
 March 15, 2012               100         100         100         100           0           0
 March 15, 2013               100         100         100         100           0           0
 March 15, 2014               100         100         100           0           0           0
 March 15, 2015               100         100         100           0           0           0
 March 15, 2016               100         100         100           0           0           0
 March 15, 2017               100         100         100           0           0           0
 March 15, 2018               100         100           0           0           0           0
 March 15, 2019               100           0           0           0           0           0
 March 15, 2020               100           0           0           0           0           0
 March 15, 2021               100           0           0           0           0           0
 March 15, 2022               100           0           0           0           0           0
 March 15, 2023               100           0           0           0           0           0
 March 15, 2024                 0           0           0           0           0           0
 March 15, 2025                 0           0           0           0           0           0
 March 15, 2026                 0           0           0           0           0           0
 March 15, 2027                 0           0           0           0           0           0

 Avg Life In Years:          26.8        22.0        20.1        16.5        13.5         9.6
---------------------------------------------------------------------------------------------




The above analysis is not intended to be a prospectus and any investment decision with respect to the security should be made by you based solely upon all of the information contained in the final prospectus. Under no circumstances shall the information presented constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of the securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such jurisdiction. The securities may not be sold nor may an offer to buy be accepted prior to the delivery of a final prospectus relating to the securities. The above preliminary description of the underlying assets has been provided by the issuer and has not been independently verified by Credit Suisse First Boston. All information described above is preliminary, limited in nature and subject to completion or amendment. Credit Suisse First Boston makes no representations that the above referenced security will actually perform as described in any scenario presented.

[CREDIT SUISSE/FIRST BOSTON LOGO]

       ASSOCIATES MANUFACTURED HOUSING CONTRACT PASS-THROUGH CERTIFICATES,
                                  SERIES 1997-1
                         REVISED COMPUTATIONAL MATERIALS



 Percent of Principal Outstanding of Class B-1

 --------------------------------------------------------------------------------------------
 Percent of MHP:                0          75         100         150         200         300
 --------------------------------------------------------------------------------------------
 Initial Percent              100         100         100         100         100         100
 March 15, 1998               100         100         100         100         100         100
 March 15, 1999               100         100         100         100         100         100
 March 15, 2000               100         100         100         100         100         100
 March 15, 2001               100         100         100         100         100         100
 March 15, 2002               100         100         100          90          87          83
 March 15, 2003               100         100          91          70          65          53
 March 15, 2004               100          89          75          53          44          29
 March 15, 2005               100          74          59          37          27          10
 March 15, 2006               100          65          50          27          16           0
 March 15, 2007               100          56          41          18           6           0
 March 15, 2008               100          48          32           9           0           0
 March 15, 2009               100          39          24           1           0           0
 March 15, 2010                97          31          16           0           0           0
 March 15, 2011                89          23           8           0           0           0
 March 15, 2012                83          16           2           0           0           0
 March 15, 2013                76          10           0           0           0           0
 March 15, 2014                68           3           0           0           0           0
 March 15, 2015                59           0           0           0           0           0
 March 15, 2016                49           0           0           0           0           0
 March 15, 2017                39           0           0           0           0           0
 March 15, 2018                30           0           0           0           0           0
 March 15, 2019                21           0           0           0           0           0
 March 15, 2020                10           0           0           0           0           0
 March 15, 2021                 0           0           0           0           0           0
 March 15, 2022                 0           0           0           0           0           0
 March 15, 2023                 0           0           0           0           0           0
 March 15, 2024                 0           0           0           0           0           0
 March 15, 2025                 0           0           0           0           0           0
 March 15, 2026                 0           0           0           0           0           0
 March 15, 2027                 0           0           0           0           0           0

 Avg Life In Years:          18.7        11.1         9.5         7.6         7.0         6.3
---------------------------------------------------------------------------------------------



The above analysis is not intended to be a prospectus and any investment decision with respect to the security should be made by you based solely upon all of the information contained in the final prospectus. Under no circumstances shall the information presented constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of the securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such jurisdiction. The securities may not be sold nor may an offer to buy be accepted prior to the delivery of a final prospectus relating to the securities. The above preliminary description of the underlying assets has been provided by the issuer and has not been independently verified by Credit Suisse First Boston. All information described above is preliminary, limited in nature and subject to completion or amendment. Credit Suisse First Boston makes no representations that the above referenced security will actually perform as described in any scenario presented.

[CREDIT SUISSE/FIRST BOSTON LOGO]